EXECUTION COPY


               WAIVER, CONSENT AND AMENDMENT TO CREDIT AGREEMENT

                                        August 13, 2002

Cross Media Marketing Corporation
461 Fifth Avenue, 19 th Floor
New York, New York 10017

Gentlemen:

      Reference is made to the Credit Agreement among Cross Media Marketing Corporation ("Cross Media"), Media Outsourcing, Inc. ("Media"), National Syndications, Inc. and Preferred Consumer Marketing, Inc. (together with their successors or assigns, the "Borrowers"), each of the lenders which is a signatory thereto or which shall become a party thereto from time to time (together with their respective successors and assigns, the "Lenders") and Fleet National Bank, as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent"), and as Issuing Agent, dated as of March 19, 2002 (as amended through the date hereof, the "Credit Agreement") and each of the other Facility Documents referred to therein. All capitalized terms used herein shall have the meanings assigned thereto in the Credit Agreement, unless otherwise defined herein.

      The Borrowers have advised the Agent and the Lenders that they are in violation with certain provisions of the Credit Agreement. In addition, Cross Media has requested permission to borrow up to $3,000,000 in additional subordinated indebtedness and to secure such indebtedness with a security interest in Borrowers' assets, which will be subordinated to the Agent's security interest therein.

      Therefore, the Borrowers have requested the Agent and the Lenders to permit the borrowing of up to $3,000,000 as described above and to waive its noncompliance with certain provisions of the Credit Agreement.

      In consideration of granting such waivers and consent and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

      1. Consent to Borrowing. Subject to the terms and conditions contained herein, the Agent and the Lenders hereby agree that, notwithstanding anything to the contrary contained in Sections 8.01 and 8.03 of the Credit Agreement, the Borrowers may incur subordinated indebtedness in an amount not to exceed $3,000,000 (the "New Subordinated Indebtedness"), and may secure such indebtedness with a Lien on its assets, provided that (a) the form and substance of the promissory note representing such indebtedness and the security agreement relating thereto are acceptable to the Agent and its counsel and (b) the subordinated lenders and the Borrowers enter into a Subordination Agreement in form and substance acceptable to the Agent and the Lenders.

      2. Waivers.

            (a) The failure to pay trade payables to Grant Thornton LLP and Blank Rome Tenzer Greenblatt, as required by Section 7.16 of the Credit Agreement and the continued failure not to pay amounts due and payable to such trade creditors, and the resulting Event of Default created under Section 10.01(c) of the Credit Agreement, are hereby waived.

            (b) The Events of Default under Section 10.01 (d) of the Credit Agreement resulting from the failure of the Borrowers to make note payments with respect to the Seller Debt on June 30, 2002 ($175,000) and July 31, 2006 ($175,000) are hereby waived, provided that such payments are made within 30 days from the date hereof.

            (c) The Event of Default under Section 10.01(d) of the Credit Agreement, resulting from the Borrowers' failure to make lease payments of $59,951 to ePlus Group, is hereby waived, provided that payments with respect to such lease are made current within 45 days of the date hereof.

      3. Subordinated Debt. Notwithstanding anything to the contrary contained herein or in the Credit Agreement, the Borrowers may not make any borrowings and the Lenders shall not be obligated to make any Loans or issue any Letters of Credit under the Credit Agreement until the full $3,000,000 of the New Subordinated Indebtedness has been received by the Borrowers and the conditions set forth in Section 1 above have been satisfied and the fee payable to the Agent pursuant to paragraph 9 hereof shall have been paid; provided, however, if Borrowers fail to receive the full $3,000,000 of the New Subordinated Indebtedness as provided herein, within twenty (20) days from the date hereof, an Event of Default shall be deemed to have occurred and the Agent and the Lenders shall have all of the remedies set forth in Section 10.2 of the Credit Agreement.

      4. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) The first preamble of the Credit Agreement is amended to delete the figure "$35,000,000" therefrom and to substitute "$30,700,000" in lieu thereof. In connection therewith, Schedule 1.1A to the Credit Agreement is hereby amended in its entirety to read as follows:


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                "Schedule 1.1A
                Revolving Credit Commitments

Lender                                   Revolving Credit Commitment
------                                   ---------------------------
Fleet National Bank                             $12,280,000
Key Bank National Association                     6,578,570
First Union Bank                                  6,578,570
Signature Bank                                    5,262,860
                                                -----------
                                                $30,700,000"

            (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

                  'Applicable Margin' means a percentage equal to 0.50% with respect to Revolving Credit Loans that are Prime Rate Loans, 3.25% with respect to Revolving Credit Loans that are LIBOR Loans and .375% with respect to the Commitment Fee."

            (c) Article II to the Credit Agreement is hereby amended by adding a new Section 2.13, which shall read as follows:

            "The Revolving Credit Commitments shall automatically be reduced at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 2002, consistent with the automatic reduction of outstanding L/C Obligations in accordance with the terms of the outstanding Standby Letters of Credit issued under the Credit Agreement as set forth on Schedule A attached hereto. Each such reduction shall reduce each Lender's Revolving Credit Commitment, pro rata.

            (d) Section 9.01 of the Credit Agreement, effective as of June 30, 2002, is hereby amended in its entirety to read as follows:

                  "Section 9.01 Leverage Ratio. The Borrowers shall maintain, as determined at the end of each Fiscal Quarter, a Leverage Ratio of not greater than (a) 3.00 to 1.00 for the Fiscal Quarter ending June 30, 2002, (b) 4.75 to 1.00 for the Fiscal Quarter ending September 30, 2002, (c) 4.25 to 1.00 for the Fiscal Quarter ending December 31, 2002, and (d) 2.00 to 1.00 for each Fiscal Quarter thereafter."


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            (e) Section 9.04 of the Credit Agreement, effective as of June 30,
2002, is hereby amended in its entirety to read as follows:

            "Section 9.04. Minimum EBITDA. The Borrowers shall maintain, as determined as at the end of each Fiscal Quarter, for the four Fiscal Quarter period ending on such date of determination, Consolidated EBITDA of not less than (a) $12,000,000 at the end of the Fiscal Quarter ending June 30, 2002, (b) $8,700,000 at the end of the Fiscal Quarter ending September 30, 2002, (c) $9,300,000 at the end of the Fiscal Quarter ending December 31, 2002, and (d) $15,000,000 at the end of each Fiscal Quarter thereafter; each such amount shall be increased by an amount equal to 75% of the EBITDA of any entity that is the subject of an Acquisition during such four Fiscal Quarter measurement period (provided that, with respect to an Acquisition of a joint venture, such joint venture becomes, upon consummation of the Acquisition, a Consolidated Entity) for the same four Fiscal Quarter period during which the Acquisition of such entity occurred, including the EBITDA of such entity for the portions of such four Fiscal Quarter period occurring both before and after the consummation of the Acquisition."

            (f) Section 10.01 of the Credit Agreement is hereby amended by deleting the "or" after subsection 10.01(l) and by adding new subsections (n) and (o) thereto, which shall read as follows:

            "(n) if the Action commenced by the Federal Trade Commission against Cross Media and Media, and certain of their officers, alleging that their magazine division was violating the Telemarketing Sales Rules, the Federal Trade Commission Act and a 1997 FTC order entered into by Direct Sales International, Inc., a predecessor company, is settled by the Borrowers on terms that would require the Borrowers to make a payment of damages, penalties, fines or similar payment in excess of $1,000,000; or

            (o) if the Borrowers fail (i) to pay the Obligations in full and the Lenders' obligation to make Loans pursuant to the Credit Agreement has not been terminated or (ii) to enter into a binding commitment with one or more financial institutions reasonably acceptable to the Agent (a "Binding Commitment"), which will enable the Borrowers to pay in full all of the Obligations and terminate the Credit Agreement, on or before November 1, 2002; provided, however, that if Borrowers have obtained a binding commitment in satisfaction of


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


            subclause (ii) hereof, but if the Obligations are not paid in full and the Lenders' obligation to make Loans has not been terminated on or before November 30, 2002, then an Event of Default hereunder shall be deemed to have occurred; provided, however, that no Event of Default shall be deemed to have occurred if the Borrowers pay to the Agent, for the pro-rata benefit of the Lenders, a non-refundable extension fee in the amount of $50,000, on or before November 1, 2002 or November 30, 2002, whichever is applicable (the "Extension Fee"); provided, however, if the Extension Fee is paid, an Event of Default shall nonetheless be deemed to have occurred (x) if the Borrowers have not obtained a Binding Commitment on or before November 30, 2002 or, (y) if such Binding Commitment is obtained by such date, if the Borrowers fail to pay the Obligations in full and the Lenders' obligation to make Loans under the Credit Agreement has not been terminated on or before December 31, 2002."

            (g) Except as amended herein, the Credit Agreement shall remain in full force and effect.

      5. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to the Agent and the Lenders pursuant to the Facility Documents, the Borrowers represent, warrant and covenant with and to the Agent and the Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution hereof):

            (a) the representations and warranties contained in the Credit Agreement and each other Facility Document are true and correct in all material respects on and as of the date hereof (after giving effect hereto) as though made on and as of the date hereof, except to the extent (i) that any such representation or warranty was made as of a specific date, and (ii) the Agent and the Lenders have been previously notified of amendments thereto, as indicated on Schedule B attached hereto;

            (b) this Waiver, Consent and Amendment to Credit Agreement has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower, enforceable against each of them in accordance with its terms;

            (c) no Default or Event of Default (after giving effect hereto) exists on the date hereof; and

            (d) the failure of Borrower to comply with the covenants, conditions and agreements contained herein, or if any representation, warranty or statement in effect by Borrower


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to the Agent or the Lenders contained herein is false or misleading in any material respect, it shall constitute an Event of Default.

      6. Defaults and Events of Default. The parties hereto acknowledge, confirm and agree that the execution and delivery of this Waiver, Consent and Amendment to Credit Agreement by the Agent, the Lenders and the Issuing Lender shall not be construed to constitute a waiver (except as provided in paragraph 2 hereof) or release by the Agent, the Lenders or the Issuing Lender of any Default or Event of Default which has occurred prior to the date hereof, or which exists as of the date hereof or may exist or occur at any time after the date hereof, or of any rights or remedies of the Agent, the Lenders or the Issuing Lender as a result thereof, under any of the Facility Documents, applicable law or otherwise.

      7. Conditions Precedent. This Waiver, Consent and Amendment to Credit Agreement shall become effective upon delivery to the Agent of original counterpart signature pages to this Waiver, Consent and Amendment to Credit Agreement, duly executed and delivered by the Borrowers.

      8. Release. In consideration of, among other things, the execution and delivery of this Waiver, Consent and Amendment to Credit Agreement by the Agent, the Lenders and the Issuing Lender, each of the Borrowers, on behalf of itself and its successors and assigns (collectively, "Releasors"), hereby forever waives, releases and discharges to the fullest extent permitted by law any and all claims (including without limitation, crossclaims, counterclaims, rights of set off and recoupment, causes of action, demands, suits, costs, expenses and damages (collectively, the "Claims")), that any Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against any or all of the Agent, the Lenders and the Issuing Lender and their respective affiliates, shareholders and "controlling persons" (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, consultants and other representatives of each of the foregoing (collectively, the "Releasees"), based in whole or in part on facts, whether or not now known, existing on or before the execution of this Waiver, Consent and Amendment to Credit Agreement. In entering into this Waiver, Consent and Amendment to Credit Agreement, the Borrowers have consulted with, and been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Releasees and hereby agree and acknowledge that the validity and effectiveness of the release set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this paragraph 7 shall survive the termination of the Credit Agreement and the other Facility Documents and payment in full of the Obligations.

      9. Fees. In consideration of providing the waivers and consent in accordance herewith, the Borrowers agree to pay to the Agent for the pro-rata benefit of the Lenders a non-refundable fee of $75,000, which shall be payable at the earlier of (a) receipt by the Borrowers of the proceeds of


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the $3,000,000 of the New Subordinated Indebtedness or (b) twenty (20) days from the date hereof . The Borrowers also acknowledge and agree that, pursuant to the Credit Agreement, it is obligated to pay the Agent, upon demand, all reasonable costs and expenses incurred in connection with the preparation, execution and enforcement of this Waiver, Consent and Amendment to Credit Agreement.

      10. Governing Law. This Waiver, Consent and Amendment to Credit Agreement and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

      11. Binding Effect. This Waiver, Consent and Amendment to Credit Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      12. Severability. Any provision of this Waiver, Consent and Amendment to Credit Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Waiver, Consent and Amendment to Credit Agreement and the effect thereof shall be confirmed to the provision so held to be invalid or unenforceable.

      13. Counterparts. This Waiver, Consent and Amendment to Credit Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Waiver, Consent and Amendment to Credit Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                           [Signature page to follow]


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      If you are in agreement with the foregoing, please sign the enclosed counterparts of this Agreement in the spaces provided below, whereupon this Agreement, as so accepted, shall become a binding agreement between the parties hereof.

                                          FLEET NATIONAL BANK, As Agent
                                          By : /s/ Paul Krische
                                               ---------------------------------
                                          Name: Paul Krische
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                          LENDERS:

                                          FLEET NATIONAL BANK

                                          By : /s/ Paul Krische
                                               ---------------------------------
                                          Name: Paul Krische
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                          KEYBANK NATIONAL ASSOCIATION

                                          By : /s/ Ronald W. Gale
                                               ---------------------------------
                                          Name: Ronald W. Gale
                                                --------------------------------
                                          Title: District SVP
                                                 -------------------------------

                                          FIRST UNION NATIONAL BANK

                                          By : /s/ Patricia Guadreau
                                               ---------------------------------
                                          Name: Patricia Guadreau
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                          SIGNATURE BANK

                                          By : /s/ Maria Hegi
                                               ---------------------------------
                                          Name: Maria Hegi
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

                                          ISSUING LENDER:

                                          FLEET NATIONAL BANK, as Issuing Lender

                                          By : /s/ Paul Krische
                                               ---------------------------------
                                          Name: Paul Krische
                                                --------------------------------
                                          Title: Vice President
                                                 -------------------------------

READ AND AGREED TO:

BORROWERS:

CROSS MEDIA MARKETING CORPORATION

By: /s/ Chet Borgida
    ---------------------------------
Name: Chet Borgida
     --------------------------------
Title: SVP & CFO
      -------------------------------

MEDIA OUTSOURCING, INC.

By: /s/ Chet Borgida
    ---------------------------------
Name: Chet Borgida
     --------------------------------
Title: SVP & CFO
      -------------------------------

NATIONAL SYNDICATIONS, INC.

By: /s/ Chet Borgida
    ---------------------------------
Name: Chet Borgida
     --------------------------------
Title: SVP & CFO
      -------------------------------

PREFERRED CONSUMER MARKETING, INC.

By: /s/ Chet Borgida
    ---------------------------------
Name: Chet Borgida
     --------------------------------
Title: SVP & CFO
      -------------------------------